Exhibit (h)(3)

TRANSFER AGENCY AND SERVICES AGREEMENT

AMENDED AND RESTATED SCHEDULE B

FEES

FEE RATE (%)
Large Cap Core Fund	0.015%
Income Equity Fund	0.015%
International Equity Fund	0.015%
Large Cap Equity Fund	0.015%
Large Cap Value Fund	0.015%
Small Cap Core Fund	0.015%
Small Cap Value Fund	0.015%
Technology Fund	0.015%
Arizona Tax-Exempt Fund	0.015%
Bond Index Fund	0.015%
California Intermediate Tax-Exempt Fund	0.015%
California Tax-Exempt Fund	0.015%
Fixed Income Fund	0.015%
High Yield Fixed Income Fund	0.015%
High Yield Municipal Fund	0.015%
Intermediate Tax-Exempt Fund	0.015%
Short-Intermediate Tax-Exempt Fund	0.015%
Short-Intermediate U.S. Government Fund	0.015%
Tax-Advantaged Ultra-Short Fixed Income Fund	0.015%
Tax-Exempt Fund	0.015%
Ultra-Short Fixed Income Fund	0.015%
U.S. Government Fund	0.015%
California Municipal Money Market Fund	0.015%
Money Market Fund	0.015%
Municipal Money Market Fund	0.015%
U.S. Government Money Market Fund	0.015%
U.S. Government Select Money Market Fund	0.015%
Emerging Markets Equity Index Fund	0.015%
Global Real Estate Index Fund	0.015%
Global Sustainability Index Fund	0.015%
International Equity Index Fund	0.015%
Mid Cap Index Fund	0.015%
Small Cap Index Fund	0.015%
Stock Index Fund	0.015%
Global Tactical Asset Allocation Fund	0.015%
Core Bond Fund	0.015%
Short Bond Fund	0.015%
U.S. Treasury Index Fund	0.015%
Multi-Manager Emerging Markets Equity Fund	0.015%
Multi-Manager Global Listed Infrastructure Fund	0.015%
Multi-Manager Global Real Estate Fund	0.015%
Multi-Manager International Equity Fund	0.015%
Multi-Manager Large Cap Fund	0.015%
Multi-Manager Mid Cap Fund	0.015%
Multi-Manager Small Cap Fund	0.015%
Multi-Manager High Yield Opportunity Fund	0.015%
Multi-Manager Emerging Markets Debt Opportunity Fund	0.015%
Active M U.S. Equity Fund	0.015%
Investors Variable NAV Money Market Fund	0.015%

Investors Variable NAV AMT-Free Municipal Money Market Fund	0.015%
Investors Variable NAV U.S. Government Money Market Fund	0.015%
Investors Variable NAV Treasury Money Market Fund	0.015%

NORTHERN FUNDS		THE NORTHERN TRUST COMPANY

By:	/s/ Lloyd A. Wennlund	By:	/s/ Michelle A. Roblee
Name:	Lloyd A. Wennlund	Name:	Michelle A. Roblee
Title:	President	Title:	Senior Vice President